Exhibit 26(r):  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 28 of Nov., 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Carolyn M. Johnson

Carolyn M. Johnson, Director and President

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Michelle Matarazzo                                   Second Witness Signs:  /s/ Wanda Lueken

Printed name of witness:  Michelle Matarazzo                             Printed name of witness:  Wanda Lueken

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 28, 2016.

Personally Appeared Carolyn M. Johnson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires: 11/30/20

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 29th day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Alain M. Karaoglan
Alain M. Karaoglan, Director

Notary

State of New York

County of New York

On the 29th day of November in the year 2016, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Pier A. Moore Notary Public	/s/ Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 29 day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

               /s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr., Director

Notary

State of New York

County of New York

On the 29th day of November in the year 2016, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Pier A. Moore Notary Public	/s/ Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 22nd day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Susan McNamara                                      Second Witness Signs:  /s/ Jill Johnson

Printed name of witness:  Susan McNamara                                 Printed name of witness:  Jill Johnson

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 22, 2016

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires: 11/30/20

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 22 day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Chetlur S. Ragavan

Chetlur S. Ragavan, Director

Notary

State of New York

County of New York

On the 22nd day of November in the year 2016, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 2 day of December, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Michael S. Smith

Michael S. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 21st day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Diana Blackman                                                                            Signature of Witness #1
Diana Blackman                                                                                 Printed or typed name of Witness #1
5780 Powers Ferry Road                                                                    Address of Witness #1
Atlanta, GA 30327

/s/ Wendy Waterman                                                                         Signature of Witness #2
Wendy Waterman                                                                               Printed or typed name of Witness #2
5780 Powers Ferry Road                                                                    Address of Witness #2
Atlanta, GA 30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby appoint the above-named individuals to act as my attorney(s)-in-fact, ratify and confirm on this 29th day of November, 2016, my signature as it may be signed by my said attorney(s)-in-fact to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz

Michael R. Katz, Senior Vice President and Chief Financial Officer

STATE OF MINNESOTA        )
                                                ) SS.

COUNTY OF HENNEPIN       )

The foregoing instrument was acknowledged before me this 29th day of November, 2016, by Michael R. Katz.

JENNIFER M. OGREN Notary Public Minnesota My Commission Expires January 31, 2020	/s/ Jennifer M. Ogren Jennifer M. Ogren Notary Public